UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November  5, 2012

HARBINGER GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	1-4219	74-1339132
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 Park Avenue, 27th Floor, New York, New York	10022
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 906-8555

_____________________________________________
Former name or former address, if changed since last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On November 5, 2012, Harbinger Group Inc. (“HGI” or the “Company”; NYSE: HRG)  issued a press release (the “Press Release”) announcing the entry of HGI Energy Holdings, LLC, a Delaware limited liability company and a  wholly owned subsidiary of the Company,  into a Unit Purchase and Contribution Agreement with EXCO Resources, Inc., a Texas corporation (NYSE: XCO), EXCO Operating Company, LP, a Delaware limited partnership, and EXCO/HGI JV Assets, LLC, a Delaware limited liability company,  pursuant to which the parties thereto have agreed to form, at the closing of the transactions contemplated therein, a joint venture to create a limited partnership (the “Partnership”) for the purpose of conducting drilling and completion of certain identified oil, gas and mineral leases and wells, for a total consideration of $725 million.  A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of HGI’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Forward-Looking Statements:

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995: Some of the statements contained in the Press Release and certain oral statements made by HGI’s representatives from time to time regarding the matters discussed herein, including those statements related to the proposed transaction and its effects on HGI, including future dividends expected to be received by HGI, are or may be forward-looking statements.  Such forward-looking statements are based upon management's current expectations that are subject to risks and uncertainties that could cause actual results, events and developments to differ materially from those set forth in or implied by such forward-looking statements. These statements and other forward-looking statements made from time-to-time by HGI and its representatives are based upon certain assumptions and describe future plans, strategies and expectations of HGI, and are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may” or similar expressions. Factors that could cause actual results, events and developments to differ include, without limitation, the risk that closing of the transaction will not occur, will be delayed or will close on terms materially different than expected (including as a result of title and environmental diligence of properties to be acquired, commodity price risks, drilling and production risks), financing plans for the Partnership and the transaction, reserve estimates and values, statements about the Partnership properties and potential reserves and production levels, the ability of HGI’s subsidiaries (including the Partnership) to generate sufficient net income and cash flows to make upstream cash distributions, capital market conditions, that HGI may not be successful in identifying any suitable future acquisition opportunities, and the risks that may affect the performance of the operating subsidiaries of HGI and those factors listed under the caption “Risk Factors” in HGI’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission. All forward-looking statements described herein are qualified by these cautionary statements and there can be no assurance that the actual results, events or developments referenced herein will occur or be realized. HGI does not undertake any obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operation results.

Item 9.01	Financial Statements and Exhibits.

(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits

Exhibit Number	Exhibit Description
99.1	Press release dated November 5, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARBINGER GROUP INC.

Dated: November 5, 2012	By:	/s/ Thomas A. Williams
	Name:	Thomas A. Williams
	Title:	Executive Vice President and Chief Financial Officer